Exhibit 99.2

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED INCOME STATEMENTS

		For the 6 months ended June 30,
	Notes	2022	2021

		USD million
Revenue	1.1, 1.2	532	614
Cost of sales (exclusive of depreciation and amortisation shown separately below)		(437)	(451)
Special items	1.3	(11)	(11)
Depreciation and amortisation		(97)	(106)
Impairment reversals (losses), net	1.4	(118)	11
Gain/(loss) on sale of non-current assets	1.5	—	17
Share of results in joint ventures		(1)	(1)

Profit/loss before financial items		(132)	73
Financial expenses		(38)	(37)
Financial income		10	5

Profit/loss before tax		(160)	41
Tax		(12)	(12)

Profit/loss for the period		(172)	29

Earnings in USD per share of DKK 10 for the period	1.6	(4.2)	0.7
Diluted earnings in USD per share of DKK 10 for the period	1.6	(4.2)	0.7

The accompanying notes are an integral part of these consolidated financial statements

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	For the 6 months ended June 30,
	2022	2021

	USD million
Profit/loss for the period	(172)	29
Cash flow hedges:
Value adjustment of hedges	4	(2)
Reclassified to income statement	11	4

Total items that have or will be reclassified to the income statement	15	2

Other comprehensive income, net of tax	15	2

Total comprehensive income for the period	(157)	31

The accompanying notes are an integral part of these consolidated financial statements

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED CASH FLOW STATEMENTS

	For the 6 months ended June 30,
	2022	2021

	USD million
Profit/loss before financial items	(132)	73
Depreciation, amortisation and impairment reversals (losses), net	215	95
Gain/loss on sale of non-current assets	—	(17)
Change in working capital	(17)	(39)
Change in provisions	(1)	(2)
Other non-cash items	3	2
Taxes paid	(27)	(18)

Cash flow from operating activities	41	94

Purchase of intangible assets and property, plant and equipment	(71)	(43)
Sale of property, plant and equipment	4	33
Other financial investments	—	(1)

Cash flow from/used for investing activities	(67)	(11)

Interest received	1	—
Interest paid	(21)	(28)
Repayment of borrowings	(295)	(81)

Cash flow from financing activities	(315)	(109)

Net cash flow for the period	(341)	(26)

Cash and bank balances 1 January	557	226
Currency translation effect on cash and bank balances	(2)	(1)

Cash and bank balances, end of period	214	199

Cash and bank balances at June 30, 2022 include USD 20 million (June 30, 2021: USD 25 million) that relates to cash and bank balances in countries with exchange control or other restrictions. These funds are not readily available for general use by Maersk Drilling.

The accompanying notes are an integral part of these consolidated financial statements

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED BALANCE SHEETS

		June 30,
	Note	2022	2021

		USD million
Assets
Intangible assets		20	11
Property, plant and equipment		2,622	2,848
Right-of-use assets		21	26
Financial non-current assets		8	6
Deferred tax		17	18

Total non-current assets		2,688	2,909

Trade receivables		214	258
Tax receivables		3	18
Other receivables		50	73
Prepayments		49	61

Receivables, etc.		316	410

Cash and bank balances		214	199
Assets held for sale	1.5	39	139

Total current assets		569	748

Total assets		3,257	3,657

Equity and liabilities
Share capital		63	63
Reserves and retained earnings		2,102	1,987

Total equity		2,165	2,050

Borrowings, non-current[1]		633	1,072
Provisions		9	5
Deferred tax		26	15
Derivatives		—	25

Other non-current liabilities		35	45

Total non-current liabilities		668	1,117

Borrowings, current		136	136
Provisions		2	13
Trade payables		137	185
Tax payables		61	64
Other payables		50	47
Deferred income		38	45

Other current liabilities		288	354

Total current liabilities		424	490

Total liabilities		1,092	1,607

Total equity and liabilities		3,257	3,657

1	Maersk Drilling made a voluntary loan repayment of USD 226 million in March 2022.

The accompanying notes are an integral part of these consolidated financial statements

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Share Capital	Hedge Reserve	Retained Earnings	Total Equity

	USD million
Equity January 1, 2022	63	(22)	2,279	2,320
Other comprehensive income, net of tax	—	15	—	15
Loss for the period	—	—	(172)	(172)

Total comprehensive income for the period	—	15	(172)	(157)

Value of share-based payments	—	—	2	2

Total transactions with shareholders	—	—	2	2

Equity June 30, 2022	63	(7)	2,109	2,165

Equity January 1, 2021	63	(30)	1,984	2,017
Other comprehensive income, net of tax	—	2	—	2
Profit for the period	—	—	29	29

Total comprehensive income for the period	—	2	29	31

Value of share-based payments	—	—	2	2

Total transactions with shareholders	—	—	2	2

Equity June 30, 2021	63	(28)	2,015	2,050

The accompanying notes are an integral part of these consolidated financial statements

Date of authorization for issue:

These unaudited interim consolidated financial statements for the six months period ended June 30, 2022 and 2021 were authorized for issue by the Board of Directors on August 19, 2022.

1.1 Segment Information

	For the 6 months ended June 30,
	2022				2021
	North Sea	International	Unallocated Activities	Total	North Sea	International	Unallocated Activities	Total

	USD million
Revenue	237	279	16	532	326	274	14	614
EBITDA before special items	61	26	8	—	130	25	8	—
Depreciation and amortisation	(48)	(43)	(6)	(97)	(63)	(37)	(6)	(106)
Impairment reversals (losses), net	—	(99)	(19)	(118)	11	—	—	11
Investments in non-current assets	21	36	10	67	13	17	6	36
Non-current assets(1)	1,577	1,033	32	2,642	1,640	1,139	80	2,859

(1)	Comprises intangible assets and property, plant and equipment.

The allocation of business activities into segments is in line with the internal management reporting provided to the chief operating decision maker which is Executive Management. Management has organised its business around the North Sea segment which utilises Jack-up rigs and an International segment which utilises semi-submersible rigs and drillships. The organisation is based on differences in the requirements of the drilling equipment due to geographical conditions and regulatory considerations. In general, rigs will be deployed in the operating areas for which they are designed, we therefore typically refer to them as “two different operating segments”. Jack-up rigs and floaters typically form separate segments as they are used for drilling programmes at different water depths. No operating segments have been aggregated.

EBITDA before special items reconciles to the consolidated income statements as follows:

	For the 6 months ended June 30,
	2022	2021

	USD million
Profit/Loss for the period	(172)	29
Adjustments:
Tax expenses	12	12
Financial expenses	38	37
Financial income	(10)	(5)
Share of results in joint ventures	1	1
Gain (loss) on sale of non-current assets	—	(17)
Impairment reversals (losses), net	118	(11)
Depreciation and amortisation	97	106
Special items	11	11
EBITDA from unallocated activities	(8)	(8)

EBITDA before special items and unallocated activities	87	155

1.2 Revenue

Revenue from drilling activities typically comprise fixed amounts for each day the rig is under contract differentiated by the activities undertaken (“day rate revenue”) and other revenue components such as lump sum payments for rig mobilisation and demobilisation and payments for investments in equipment or rig upgrades required to meet the operational needs of the drilling campaign, both of which are amortised over the contract period; bonuses linked to performance in terms of time, efficiency or drilling outcome measures such as reservoir targeting; or payments for third-party services to be delivered by Maersk Drilling.

For revenue, geographical information is based on geographical location where earned. The geographical split and types of revenue are as follows:

	For the 6 months ended June 30, 2022
	North Sea	International	Other	Total

	USD million
Geographical split
Denmark	10	—	1	11
Norway	178	—	—	178
United Kingdom	32	—	—	32
The Netherlands	17	—	—	17
Australia	—	63	—	63
Ghana	—	51	—	51
Guyana	—	12	—	12
Malaysia	—	33	—	33
Namibia	—	13	—	13
Sao Tome	—	25	—	25
Suriname	—	40	—	40
Trinidad	—	23	—	23
Other	—	19	15	34

Total	237	279	16	532

Composition of revenue
Day rate revenue	194	219	14	427
Other revenue	43	60	2	105

Total	237	279	16	532

Type of revenue
Services component	140	224	10	374
Lease component	97	55	6	158

Total	237	279	16	532

	For the 6 months ended June 30, 2021
	North Sea	International	Other	Total

	USD million
Geographical split
Denmark	7	—	1	8
Norway	242	—	—	242
United Kingdom	66	—	—	66
The Netherlands	11	—	—	11
Angola	—	45	—	45
Australia	—	44	—	44
Azerbaijan	—	37	—	37
Ghana	—	23	—	23
Suriname	—	56	—	56
Trinidad	—	42	—	42
Other	—	27	13	40

Total	326	274	14	614

Composition of revenue
Day rate revenue	265	218	12	495
Other revenue	61	56	2	119

Total	326	274	14	614

Type of revenue
Services component	171	183	12	366
Lease component	155	91	2	248

Total	326	274	14	614

At June 30, 2022, the revenue backlog of contracted future service and lease revenue amounted to USD 2.0 billion (December 31, 2021: USD 1.9 billion).

1.3 Special items

	For the 6 months ended June 30,
	2022	2021

	USD million
Merger related costs	9	—
Transformation and restructuring costs	—	1
COVID-19 costs not recharged to customers	2	10

Special items, costs	11	11

Special items comprise income and expenses that are not considered to be part of Maersk Drilling’s ordinary operations such as merger related costs, major restructuring projects and COVID-19 related costs. COVID-19 related costs are defined as additional costs triggered by the COVID-19 pandemic in the form of costs incurred to comply with local travel and quarantine rules and customer requirements, additional costs incurred with procuring testing kits for crews operating rigs, additional crew change costs for quarantine hotels, charter flights, per diems as well as additional costs to reimburse subcontractors in instances where they need to comply with quarantine regulations.

Special items incurred in the first six months of 2022 comprised USD 9 million merger related costs and USD 2 million of COVID-19 related costs not recharged to customers. Special items incurred in the first six months of 2021 comprised redundancy costs from the establishment of virtual rig teams and a new technical hub in Gdansk of USD 1 million and net COVID-19 related costs of USD 10 million.

1.4 Impairment test

2022

Maersk Explorer was cold stacked in May 2022 due to lack of commercial outlook and therefore it was impaired to estimated scrapping value. This resulted in an impairment loss of USD 99 million.

Apart from the USD 99 million impairment loss on Maersk Explorer and the USD 19 million impairment loss in connection with the sale of Maersk Convincer, no impairment triggers have been identified that would lead to an impairment test. Therefore, no further impairment reversals were recognised in the first six months ended June 30, 2022.

2021

In connection with the sale of Mærsk Gallant in May 2021, an impairment loss of USD 11 million has been reversed.

In connection with the valuation of the Company in a contemplated business combination, Maersk Drilling’s net assets were assessed by the accounting acquirer as part of this transaction at values below their carrying amounts as at September 30, 2021 and Management concluded that an impairment test needed to be performed.

An impairment test based on a value in use calculation was therefore performed, and the conclusion was that the impairment test did not lead to impairment or reversal of previously recognised impairments.

1.5 Sale of non-current assets

	For the 6 months ended June 30,
	2022	2021

	USD million
Gains	—	17

Gains/losses on sale of non-current assets, net	—	17

Carrying amount of non-current assets	—	15
Gain/loss on sale of non-current asset	—	17
Cash advance from sale of non-current assets	4	—
Change in payables from the sale	—	1

Cash flow from sale of non-current assets	4	33

Carrying amount of assets held for sale	39	139

In April 2022, Maersk Drilling announced that it entered into an agreement to sell the jack-up rig Maersk Convincer to ADES Saudi Limited Company. The sales price is USD 42.5 million in an all cash transaction of which USD 4 million was received in April 2022. Expecting closing date is mid September 2022 after the completion of its current drilling programme with Brunei Shell Petroleum Company Sdn. Bhd. An impairment loss of USD 19 million was recognised after the sales agreement was announced and the rig was subsequently classified as asset held for sale.

During the second quarter of 2021, Maersk Drilling completed the divestment of the jack-up rigs Maersk Guardian (now named Guardian) and Mærsk Gallant (now named Gallant) to New Fortress Energy. The total sales price for the two rigs was USD 31 million in all-cash transactions. Additionally, USD 2 million were collected from the sale of spare parts owned by Mærsk Gallant.

In May 2021, Maersk Drilling further announced that it entered into an agreement to divest the combined drilling and production unit Mærsk Inspirer to Havila Sirius for a price of USD 373 million in an all-cash transaction. In connection with the sale announcement, Mærsk Inspirer was classified as held for sale and depreciation of the asset was ceased. The sale was completed in 2021.

1.6 Share capital and earnings per share

The share capital comprises 41,532,112 shares of DKK 10. At June 30, 2022, the Company holds 141,402 treasury shares (June 30, 2021: 241,397) and the average number of shares in circulation during the first six months of 2022 was 41,340,712 (June 30, 2021: 41,289,832).

Earnings per share amounted to USD -4.2 (USD 0.7) and diluted earnings per share USD -4.2 (USD 0.7).

Earnings per share is equal to profit/loss for the period divided by the average number of shares in circulation or the average diluted number of shares in circulation.

At June 30, 2022, a potential dilutive effect of 297,031 shares (June 30, 2021: 291,342 shares) outstanding under the long-term incentive programme is excluded from the calculation of diluted earnings per share as the inclusion of such a dilutive effect would result in a reduction in the loss per share, while in 2021 it was included.

1.7 Capital commitments

At June 30, 2022, capital commitments relating to rig upgrades and special periodic surveys amounted to USD 64 million (December 31, 2021: USD 38 million). Maersk Drilling does not have capital commitments related to new buildings.

1.8 Subsequent events

In connection with the business combination between Noble and Maersk Drilling, which was announced on November 10, 2021, on August 8, 2022 Noble published an offer document setting out the full terms and conditions to the voluntary public share exchange offer to be made to the shareholders of Maersk Drilling. The offer period commenced on August 10, 2022 and expired on September 8, 2022, with completion of the exchange offer expected on October 3, 2022.

Subject to completion of the exchange offer, Noble intends to delist Maersk Drilling from Nasdaq Copenhagen at an appropriate time and to the extent permitted by Nasdaq Copenhagen. Further, because the exchange offer was accepted by shareholders representing in total more than 90% of all Maersk Drilling shares and voting rights, Noble intends to initiate and complete a compulsory purchase of the remaining minority Maersk Drilling shares in accordance with the Danish Companies Act.

No other events have occurred after the balance sheet date which are expected to have a material impact on the consolidated financial statements.

1.9 Basis of preparation

These interim consolidated financial statements reflect the consolidated figures for The Drilling Company of 1972 A/S (the “Company”) and its subsidiaries (the “Group” or “Maersk Drilling”). All amounts in these interim consolidated financial statements are stated in United States Dollars (USD) and rounded to the nearest million.

Accounting policies

These interim consolidated financial statements have been prepared in accordance with IAS 34 ‘Interim Financial Reporting’ as issued by the IASB.

The accounting policies, areas of judgement and areas of significant estimates are consistent with those set out in the notes to Maersk Drilling’s consolidated financial statements for 2021.

New reporting requirements

New standards and amendments effective for the financial years 2022 and 2021 have not had any material impact on the accounting policies applied.

New standards, amendments and interpretations adopted in 2022 include:

•

IAS 16, Property, Plant and Equipment—Proceeds before intended use. The amendment prohibits deducting from the cost of an item of property, plant and equipment any proceeds from selling items produced while bringing that asset to the location and condition necessary for it to be capable of operating in the manner intended by management.

•	IAS 37, Onerous Contracts: The amendment clarifies which costs to include when determining whether a contract in onerous

•	IFRS 3, Business Combinations: The amendment includes updates to references to follow the new Conceptual Framework.

•	Annual Improvements to IFRS Standards 2018–2020: These improvements relate to clarifications and reliefs within IFRS 1, IFRS 9, IFRS 16 and IAS 41.

New standards, amendments and interpretations adopted in 2021 include:

•

IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16: IBOR reform, phase 2. A number of amendments which provide relief from modification accounting arising from changes in contractual cash flows on debt instruments and lease contracts and redesignation of designated hedge relationships as a consequence of the IBOR reform.